Exhibit 99.1

Intercept Pharmaceuticals Announces Proposed Offering of Common Stock

NEW YORK, March 31, 2015 (GLOBE NEWSWIRE) — Intercept Pharmaceuticals, Inc. (Nasdaq:ICPT) (Intercept), a clinical stage biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat neglected chronic liver diseases, today announced that it is commencing an underwritten public offering of 1,200,000 shares of its common stock. All of the shares in the offering are to be sold by Intercept. The underwriters intend to offer the shares of common stock from time to time for sale in one or more transactions on The Nasdaq Global Select Market, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Intercept intends to grant the underwriters a 30-day option to purchase up to an additional 180,000 shares of common stock, on the same terms and conditions.

Intercept intends to use the net proceeds of this offering to support the expansion of its clinical, regulatory, medical affairs and commercial infrastructure in the United States and Europe, the clinical development program for obeticholic acid (OCA) in primary biliary cirrhosis (PBC), nonalcoholic steatohepatitis (NASH) and primary sclerosing cholangitis (PSC), the expansion of OCA manufacturing activities, advancement of INT-767 and other preclinical pipeline programs, and the preparation for and potential initiation of the commercial launch of OCA in PBC in the United States and certain European countries in 2016. The balance, if any, will be used for general corporate purposes.

UBS Investment Bank and Citigroup are acting as underwriters in the offering.

A preliminary prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission (the SEC). Copies of the preliminary prospectus supplement may be obtained from the offices of UBS Investment Bank c/o Prospectus Department, 1285 Avenue of the Americas, New York, New York 10019, or by calling 1-888-827-7275; or Citigroup c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, via telephone at 1-800-831-9146 or email at prospectus@citi.com. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

The securities described above are being offered pursuant to an automatically effective shelf registration statement on Form S-3 previously filed by Intercept with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Intercept

Intercept is a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat neglected chronic liver diseases. The company's lead product candidate, obeticholic acid (OCA), is a first-in-class agonist of the farnesoid X receptor (FXR). OCA is being developed for a variety of chronic liver diseases, including primary biliary cirrhosis (PBC), nonalcoholic steatohepatitis (NASH), primary sclerosing cholangitis (PSC) and biliary atresia. The FDA has granted OCA breakthrough therapy designation for the treatment of NASH with fibrosis and granted OCA fast track designation for the treatment of patients with PBC who have an inadequate response to or are intolerant of ursodiol. OCA has also received orphan drug designation in both the United States and Europe for the treatment of PBC and PSC. Intercept owns worldwide rights to OCA outside of Japan, China and Korea, where it has out-licensed the product candidate to Sumitomo Dainippon Pharma. Additional information about Intercept is available in the company's public filings, which are available at the SEC's EDGAR database available online at www.sec.gov.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated final terms, timing and completion of the offering; the use of proceeds of the offering; clinical and regulatory developments for OCA, the anticipated timeframe for the commencement, completion and receipt of results from the clinical trials in OCA and for the making of regulatory submissions; the anticipated results of the company's clinical and preclinical trials and other development activities; and Intercept's strategic directives under the caption "About Intercept." Intercept may not be able to complete the offering of common stock on the anticipated terms, or at all. The "forward-looking statements" in this press release are based on management's current expectations of future events and are subject to a number of important risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: whether or not the company will be able to raise capital through the sale of shares of common stock, the final terms of the proposed offering, market and other conditions, the satisfaction of customary closing conditions related to the proposed public offering, the impact of general economic, industry or political conditions in the United States or internationally; the initiation, cost, timing, progress and results of Intercept's development activities, preclinical studies and clinical trials; the timing of and Intercept's ability to obtain and maintain regulatory approval of OCA, INT-767 and any other product candidates it may develop, particularly the possibility that regulatory authorities may require clinical outcomes data (and not just results based on achievement of a surrogate endpoint) as a condition to any marketing approval for OCA, and any related restrictions, limitations, and/or warnings in the label of any approved product candidates; Intercept's plans to research, develop and commercialize its product candidates; the election by Intercept's collaborators to pursue research, development and commercialization activities; Intercept's ability to attract collaborators with development, regulatory and commercialization expertise; Intercept's ability to obtain and maintain intellectual property protection for its product candidates; Intercept's ability to successfully commercialize its product candidates; the size and growth of the markets for Intercept's product candidates and its ability to serve those markets; the rate and degree of market acceptance of any future products; undesirable side effects that may be found in Intercept's product candidates that may delay or prevent regulatory approval or require the company's product candidates to include safety warnings or be taken off the market; the success of competing drugs that are or become available; regulatory developments in the United States and other countries; the performance of third-party suppliers and manufacturers; Intercept's need for and ability to obtain additional financing; Intercept's estimates regarding expenses, future revenues and capital requirements and the accuracy thereof; Intercept's ability to retain key scientific or management personnel; and other factors discussed under the heading "Risk Factors" contained in Intercept's annual report on Form 10-K for the year ended December 31, 2014 filed on March 2, 2015 and in the preliminary prospectus supplement related to the proposed offering filed with the SEC on the date of this press release. All information in this press release is as of the date of the release, and Intercept undertakes no duty to update this information unless required by law.

CONTACT: For more information about Intercept, please contact Barbara Duncan or Senthil Sundaram, both of Intercept Pharmaceuticals at +1-646-747-1000.

Media inquiries: media@interceptpharma.com

Investor inquiries: investors@interceptpharma.com